SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (date of earliest event reported): June 16, 2000


                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                          1-9466                  13-3216325
              (Commission File Number) (IRS Employer Identification No.)


                            3 World Financial Center
                            New York, New York 10285
                        (Address of principal (Zip Code)
                         executive offices)

                         Registrant's telephone number,
                              including area code:
                                 (212) 526-7000

Item 5.  Other Events


Second Quarter Earnings

         On June 16, 2000 Lehman Brothers Holdings Inc. (the "Registrant") issued a press release with respect to its second quarter 2000 earnings (the "Earnings Release").


         Copy of the Earnings Release follows.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

The following Exhibits are filed as part of this Report.


         99.1     Press Release Relating to Second Quarter 2000 Earnings

         99.2     Consolidated Statement of Income
                  (Three Months Ended May 31, 2000)
                  (Preliminary and Unaudited)

         99.3     Consolidated Statement of Income
                  (Six Months Ended May 31, 2000)
                  (Preliminary and Unaudited)

         99.4     Segment Information
                  (Three and Six Months Ended May 31, 2000)
                  (Preliminary and Unaudited)

         99.5     Selected Statistical Information
                  (Preliminary and Unaudited)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LEHMAN BROTHERS HOLDINGS INC.



                                     By:    /s/   David Goldfarb
                                             David Goldfarb
                                             Chief Financial Officer
                                             (Principal Financial Officer)



Date:  June 16, 2000

                                  EXHIBIT INDEX



Exhibit No.           Exhibit


Exhibit 99.1          Press Release Relating to Second Quarter 2000 Earnings

Exhibit 99.2          Consolidated Statement of Income
                      (Three Months Ended May 31, 2000)
                      (Preliminary and Unaudited)

Exhibit 99.3          Consolidated Statement of Income
                      (Six Months Ended May 31, 2000)
                      (Preliminary and Unaudited)

Exhibit 99.4          Segment Information
                      (Three and Six Months Ended May 31, 2000)
                      (Preliminary and Unaudited)

Exhibit 99.5          Selected Statistical Information
                      (Preliminary and Unaudited)